UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2015

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XUN ENERGY, INC.

(Exact name of registrant as specified in its charter)

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Nevada	000-53466	90-0669916
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12759 NE Whitaker Way, #C453, Portland, Oregon, 97230

(Address of Principal Executive Office) (Zip Code)

(775) 200-0505

(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 5, 2015, the Company executed a Board Member Agreement, approved by the Board of the Company on May 29, 2015, between Xun Energy, Inc. and Mr. Peter M. Matousek. Mr.  Matousek is the Company’s Vice-President, Shareholder Relations and has been a board member of the Company since March 2, 2010.

Mr. Matousek will receive 5,000 shares per month of the Company’s common stock in consideration for his serving on the Company’s Board of Directors. The common stock will be valued based on the average of the 5 trading day close price prior to each month end. If the Company achieves certain milestones, he may receive additional compensation. Additional compensation may be paid subject to the Company reaching certain milestones. In addition, the Company will reimburse Mr. Matousek for the preapproved cost of airfare, travel expenses and disbursements made on behalf of the Company.  A copy of the Board Member Agreement between Xun Energy, Inc. and Mr. Peter M. Matousek as Board Member, Contract No. S20150601 is attached as Exhibit 10.1.

On June 5, 2015, the Company executed a Board Member Agreement, approved by the Board of the Company on May 29, 2015, between Xun Energy, Inc. and Mr. William D. Spier. Mr. Spier is the Company’s Treasurer, Chairman of the Company's Audit Committee and has been a board member of the Company since May 22, 2012.

Mr. Spier will receive 5,000 shares per month of the Company’s common stock in consideration for his serving on the Company’s Board of Directors. The common stock will be valued based on the average of the 5 trading day close price prior to each month end. If the Company achieves certain milestones, he may receive additional compensation. Additional compensation may be paid subject to the Company reaching certain milestones. In addition, the Company will reimburse Mr. Spier for the preapproved cost of airfare, travel expenses and disbursements made on behalf of the Company.  A copy of the Board Member Agreement between Xun Energy, Inc. and Mr. William D. Spier as Board Member, Contract No. S20150602 is attached as Exhibit 10.2.

On June 5, 2015, the Company executed a Management And Financial Services Agreement, approved by the Board of the Company on May 29, 2015, between Xun Energy, Inc. and Mr. William D. Spier as Treasurer. Mr. Spier is a Board Member of the Company, Chairman of the Company's Audit Committee and has been Treasurer of the Company since October 23, 2012.

As the Company’s Treasurer, Mr. Spier will be paid a salary of $120,000 for the term commencing June 1, 2015 and ending May 31, 2016. If the Company achieves certain milestones, he may receive additional compensation. Additional compensation may be paid subject to the Company reaching certain milestones. In addition, the Company will reimburse Mr. Spier for the preapproved cost of airfare, travel expenses and disbursements made on behalf of the Company.  A copy of the Management And Financial Services Agreement between Xun Energy, Inc. and Mr. William D. Spier as Treasurer, Contract No. S20150603 is attached as Exhibit 10.3.

On June 5, 2015, the Company executed a Management And Financial Services Agreement, approved by the Board of the Company on May 29, 2015, between Xun Energy, Inc. and Mr. Peter Matousek as Vice-President, Shareholder Relations.  Mr. Matousek is a Board Member of the Company and has been Vice-President, Shareholder (Investor) Relations since May 31, 2011.

As the Company’s Vice-President, Shareholder Relations, Mr. Matousek will be paid a salary of $120,000 for the term commencing June 1, 2015 and ending May 31, 2016. If the Company achieves certain milestones, he may receive additional compensation. Additional compensation may be paid subject to the Company reaching certain milestones. In addition, the Company will reimburse Mr. Matousek for the preapproved cost of airfare, travel expenses and disbursements made on behalf of the Company.  A copy of the Management And Financial Services Agreement between Xun Energy, Inc. and Mr. Peter Matousek as Vice-President, Shareholder Relations, Contract No. S20150604 is attached as Exhibit 10.4.

On June 5, 2015, the Company executed a Management And Financial Services Agreement, approved by the Board of the Company on May 29, 2015, between Xun Energy, Inc. and Mr. Jerry G. Mikolajczyk as President, Chief Executive Officer (CEO) and Chief Financial Officer (CFO). Mr. Mikolajczyk is a Board Member of the Company and has been President, CEO and CFO since May 31, 2011.

As the Company’s President, CEO and CFO, Mr. Mikolajczyk will be paid a salary of $180,000 for the term commencing June 1, 2015 and ending May 31, 2016. If the Company achieves certain milestones, he may receive additional compensation. Additional compensation may be paid subject to the Company reaching certain milestones. In addition, the Company will reimburse Mr. Mikolajczyk for the preapproved cost of airfare, travel expenses and disbursements made on behalf of the Company.  A copy of the Management And Financial Services Agreement between Xun Energy, Inc. and Mr. Jerry G. Mikolajczyk as President, Chief Executive Officer and Chief Financial Officer, Contract No. S20150605 is attached as Exhibit 10.5.

ITEM 9.01

EXHIBITS

(d) Exhibits

Exhibits filed as part of this Current Report are as follows:

Exhibit No.	Exhibit Description
10.1	Board Member Agreement between Xun Energy, Inc. and Mr. Peter M. Matousek as Board Member, Contract No. S20150601
10.2	Board Member Agreement between Xun Energy, Inc. and Mr. William D. Spier as Board Member, Contract No. S20150602
10.3	Management And Financial Services Agreement between Xun Energy, Inc. and Mr. William D. Spier as Treasurer, Contract No. S20150603
10.4	Management And Financial Services Agreement between Xun Energy, Inc. and Mr. Peter Matousek as Vice-President, Shareholder Relations, Contract No. S20150604
10.5	Management And Financial Services Agreement between Xun Energy, Inc. and Mr. Jerry G. Mikolajczyk as President, Chief Executive Officer and Chief Financial Officer, Contract No. S20150605

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 8, 2015

XUN ENERGY, INC.

/s/ Jerry G. Mikolajczyk

By: Jerry G. Mikolajczyk

Title: President and CEO

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